BGT Subsidiary, Inc.
PORTFOLIO OF INVESTMENTS
JUNE 30, 1999 (UNAUDITED)
-------------------------------------------------------------------------------
      PRINCIPAL
        AMOUNT                                                            VALUE
RATING  (000)             DESCRIPTION                                   (NOTE 1)
-------------------------------------------------------------------------------
                   LONG-TERM INVESTMENTS--115.8%
                   MORTGAGE PASS-THROUGHS--12.7%
 AAA  $16,367      Federal Home Loan Mortgage Corp.,
                     6.50%, 01/01/26-01/01/28 ....................  $15,800,139
                   Federal National Mortgage Association,
       43,609        6.50%, 05/01/26-07/01/29 ....................   42,068,745
        5,543        7.25%, 01/01/23,  Project 797 ...............    5,551,302
        3,179        7.50%, 06/01/08, 15 Year ....................    3,235,184
                                                                    -----------
                                                                     66,655,370
                                                                    -----------
                   MULTIPLE CLASS MORTGAGE
                   PASS-THROUGHS--11.9%
                   Federal Home Loan Mortgage Corp.,
                     Multiclass Mortgage
                     Participation Certificates,
       10,526+       Ser. 90, Class 90-G,
                       10/15/20 ..................................   10,905,318
        1,883        Ser. 1488, Class 1488-F,
                       09/15/06 ..................................    1,882,510
        1,625        Ser. 1488, Class 1488-PF,
                       09/15/06 ..................................    1,639,268
        1,400        Ser. 1601, Class 1601-PG,
                       12/15/06 ..................................    1,396,150
          723        Ser. 1603, Class 1603-MB,
                       10/15/23 (ARM) ............................      730,328
        1,498        Ser. 1637, Class 1637-LF,
                       12/15/23 ..................................    1,507,222
        2,327        Ser. 1684, Class 1684-OB,
                       03/15/24 ..................................    2,345,173
                   Federal National Mortgage Association,
                     REMIC Pass-Through Certificates,
            1,469    Trust G93-17, Class 17-SH,
                       04/25/23 (ARM) ............................    1,253,513
           15,801+   Trust 1992-43, Class 43-E,
                       04/25/22 ..................................   15,942,439
            2,275    Trust 1992-129, Class 129-G,
                       06/25/18 ..................................    2,263,131
            2,000    Trust 1992-155, Class 155-SB,
                       12/25/06 (ARM) ............................    1,936,560
           16,288++  Trust 1992-156, Class 156-H,
                       04/25/06 ..................................   16,048,688
            1,223    Trust 1993-225, Class 225-SB,
                       07/25/23 ..................................    1,132,632
            2,205    Trust 1994-40, Class 40-H,
                       10/25/20 ..................................    2,170,999
            1,429  Government National Mortgage
                     Association,
                     Trust 1996-3, Class 3-C,
                       09/20/20 ..................................    1,448,227
                                                                    -----------
                                                                     62,602,158
                                                                    -----------
                   INTEREST ONLY MORTGAGE-
                   BACKED SECURITIES--12.2%
AAA    91,405      CS First Boston Mortgage Securities,
                     Ser. 1997-C1, Class AX,
                       04/20/22** ................................  $ 8,301,567
                   Federal Home Loan Mortgage Corp.,
                     Multiclass Mortgage
                     Participation Certificates,
       11,301        Ser. G25, Class 25-S,
                       08/25/06 ..................................      264,100
       10,815        Ser. 4, Class 4-S,
                       11/25/22 ..................................      510,317
        4,007        Ser. 1055, Class 1055-I,
                       03/15/21 ..................................      941,646
       14,606        Ser. 1496, Class 1496-GA,
                       03/15/19 ..................................    1,597,500
       82,282        Ser. 1954, Class 1954-BA,
                       04/15/21 ..................................    1,741,910
       18,431        Ser. 1954, Class 1954-MD,
                       03/15/16 ..................................    1,748,736
       14,815        Ser. 2049, Class 2049-PK,
                       06/15/14 ..................................    1,171,748
       22,670        Ser. 2054, Class 2054-PL,
                       10/15/19 ..................................    3,761,800
                   Federal National Mortgage Association,
                     REMIC Pass-Through Certificates,
       10,000        Trust G93-22, Class 22-P,
                       06/25/23 ..................................    3,217,160
        9,027        Trust G93-26, Class 26-PT,
                       12/25/17 ..................................      766,288
        1,752        Trust 1992-208, Class 208-S,
                       11/25/07 ..................................      324,185
       17,128        Trust 1993-121, Class 121-PH,
                       01/25/19 ..................................    1,498,706
       20,598        Trust 1996-15, Class 15-SG,
                       08/25/08 ..................................    2,185,861
       12,937        Trust 1996-20, Class 20-SB,
                       10/25/08 ..................................    3,612,155
        8,499        Trust 1996-24, Class 24-SJ,
                       01/25/22 ..................................    2,592,976
          733        Trust 1996-54, Class 54-SM,
                       09/25/23 ..................................      143,468
       35,469        Trust 1997-35, Class 35-SB,
                       03/25/09 ..................................      872,882
       22,411        Trust 1997-50, Class 50-HJ,
                       12/25/17 ..................................    1,452,474
       43,826        Trust 1997-90, Class 90-L,
                       10/25/19 ..................................    3,992,253

                       See Notes to Financial Statements.

-------------------------------------------------------------------------------
       PRINCIPAL
        AMOUNT                                                            VALUE
RATING  (000)              DESCRIPTION                                  (NOTE 1)
-------------------------------------------------------------------------------
                   INTEREST ONLY MORTGAGE-
                   BACKED SECURITIES--(CONTINUED)
AAA  $116,537      First Union Lehman Brothers
                     Bank of America,
                     Ser. 1998-C2, Class IO,
                       05/18/28 .................................  $   4,487,571
                   Merrill Lynch Mortgage Investors Inc.,
AAA   105,166        Ser. 1997-C2, Class IO,
                       12/10/29 ..................................    7,189,470
AAA    73,094        Ser. 1998-C2, Class IO,
                       02/15/30 ..................................    5,519,925
AAA    97,146      Morgan Stanley Capital I,
                     Ser. 1998-HF1, Class X,
                       02/15/18 ..................................    5,823,442
N/R       930      Salomon Brothers Mortgage Securities,
                     Ser. 1987-3, Class B,
                       10/23/17 ..................................      240,940
                                                                    -----------
                                                                     63,959,080
                                                                    -----------
                   PRINCIPAL ONLY MORTGAGE-
                   BACKED SECURITIES--4.2%
AAA    1,882@      Collateralized Mortgage Obligation,
                     Trust 26, Class A,
                       04/23/17 ..................................    1,568,828
                   Federal Home Loan Mortgage Corp.,
                   Multiclass Mortgage
                   Participation Certificates,
        2,269        Ser. 1597, Class 1597-H,
                       07/15/23 ..................................    1,444,452
        2,691        Ser. 1662, Class 1662-PO,
                       01/15/09 ..................................    2,160,635
        1,234        Ser. 2009, Class 2009-A,
                       12/15/22 ..................................      882,463
                   Federal National Mortgage Association,
                   REMIC Pass-Through Certificates,
        5,432++      Trust 1993-67, Class 67-B,
                       12/25/21 ..................................    5,144,828
        2,617        Trust 1993-92, Class 92-G,
                       05/25/23 ..................................    1,847,019
        1,684        Trust 1993-213, Class 213-H,
                       09/25/23 ..................................    1,663,816
        1,225        Trust 1993-237, Class 237-C,
                       11/25/23 ..................................    1,070,349
       2,659         Trust 1994-87, Class 87-E,
                       03/25/09 ..................................    2,067,095
        1,879        Trust 1997-19, Class 19-C,
                       09/25/23 ..................................    1,541,153
        1,127        Trust 1997-19, Class 19-H,
                       10/25/22 ..................................      747,993
AAA     2,102      Prudential Bache CMO Trust,
                     Ser. 10, Class H,
                       04/01/19 ..................................    1,912,810
                                                                    -----------
                                                                     22,051,441
                                                                    -----------

                   COMMERCIAL MORTGAGE-BACKED
                   SECURITIES--6.5%
AAA    $2,600      Aetna Commercial Mortgage
                     Trust, Ser. 1995-C5, Class B,
                       6.74%, 12/26/30 ...........................  $ 2,623,210
Aa1     4,000      FDIC Trust,
                     Ser. 1994-C1, Class 2F,
                       8.70%, 09/25/25 ...........................    4,102,900
                   LTC Commercial Mortgage
                     Pass-Through Certificates,
BBB+    1,000        Ser. 1993-1, Class D,
                       9.20%, 11/28/12 ...........................    1,020,625
AAA     3,998        Ser. 1996-1, Class A,
                       7.06%, 04/15/28** .........................    3,993,099
A       2,290      Merrill Lynch Mortgage Investors Inc.,
                     Ser. 1995-C1, Class C,
                       7.597%, 05/25/15 ..........................    2,276,074
AAA     1,170      Morgan Stanley Capital Trust I,
                     Ser. 1995-GAL1, Class A1,
                       7.00%, 02/15/02** .........................    1,178,710
                   Paine Webber Mortgage
                   Acceptance Corp.,
AAA     2,000        Ser. 1995-M1, Class A,
                       6.70%, 01/15/07** .........................    2,005,985
BBB     1,656        Ser. 1995-M1, Class D,
                       7.30%, 01/15/07** .........................    1,660,492
A       4,000      Resolution Trust Corp.,
                     Ser. 1994-C1, Class C,
                       8.00%, 06/25/26 ...........................    4,000,000
Aa2     2,589      Salomon Brothers Mortgage
                   Securities Trust VII,
                     Ser. 1997-TZH, Class A1,
                       7.15%, 03/25/22** .........................    2,630,171
AAA     3,925      Structured Asset Securities Corp.,
                     Ser. 1996-CFL, Class B,
                       6.30%, 02/25/28 ...........................    3,950,741
A       4,500      TVO Southwest,
                     Ser. 1994-MF1, Class A2,
                       9.37%, 11/18/04** .........................    4,705,789
                                                                    -----------
                                                                     34,147,796
                                                                    -----------
                   ASSET-BACKED SECURITIES--11.0%
AAA     7,491      Brazos Student Loan Financial Corp.,
                     Ser. 1998-A, Class A1,
                       5.425%, 06/01/06 ..........................    7,473,582
                   Broad Index Secured Trust Offering,**
Baa2    5,000        Ser. 1998-1A, Class A,
                       6.58%, 03/26/01 ...........................    4,917,344
Baa2    5,000        Ser. 1998-4A, Class B2,
                       6.97%, 09/09/01 ...........................    4,978,500
AAA    20,545      Chase Credit Card Master Trust,
                     Ser. 1997-5, Class 5-A,
                       6.194%, 08/15/05 ..........................   20,332,659
N/R     2,952      Global Rated Eligible Asset Trust,
                     Ser. 1998-A,
                       7.33%, 09/15/07**/*** .....................    1,608,767

                       See Notes to Financial Statements.

-------------------------------------------------------------------------------
      PRINCIPAL
        AMOUNT                                                           VALUE
RATING  (000)             DESCRIPTION                                   (NOTE 1)
-------------------------------------------------------------------------------

                   ASSET-BACKED SECURITIES--(CONTINUED)
AAA   $ 3,400      Health Care Rec. Securitization Program,
                     Ser. 1999-1, Class A,
                       6.25%, 02/01/03** .........................  $ 3,360,688
AA      6,732      Pegasus Aviation Lease Securitization,
                     Ser. 1999-1A, Class A1,
                       6.30%, 03/25/29** .........................    6,580,837
                   Structured Mortgage Asset
                     Residential Trust,**/***
N/R     4,077        Ser. 1997-2, Class 2,
                       8.24%, 03/15/06 ...........................    1,950,967
N/R     4,496        Ser. 1997-3,
                       8.724%, 04/15/06 ..........................    2,000,003
A1      4,500      Student Loan Marketing Association,
                     Trust 1995-1, Class CTFS,
                       10/25/09 ..................................    4,440,234
                                                                    -----------
                                                                     57,643,581
                                                                    -----------
                   ZERO COUPON BONDS--23.9%
                   Financing Corp (FICO Strips),
       18,000        03/07/02 ....................................   15,152,940
       29,300        12/27/02 ....................................   23,350,049
                   Government Trust Certificates (Israel),
       19,432+       05/15/02 ....................................   16,211,864
       25,000        11/15/02 ....................................   20,158,750
       10,000      Government Trust Certificates (Jordan),
                     05/15/02 ....................................    8,459,400
       51,200++    U.S. Treasury Strips,
                     10/31/02 ....................................   42,470,912
                                                                    -----------
                                                                    125,803,915
                                                                    -----------
                   TAXABLE MUNICIPAL BONDS--7.0%
AAA     1,000      Kern County California,
                     Pension Obligation,
                     6.39%, 08/15/02 .............................    1,006,050
AAA     3,510      Long Beach California,
                     Pension Obligation,
                     6.56%, 09/01/02 .............................    3,548,294
AAA     5,000      Los Angeles County California,
                     Pension Obligation,
                     6.54%, 06/30/02 .............................    5,049,650
AAA    10,000      New Jersey Economic
                     Development Auth., Zero Coupon,
                     02/15/03 ....................................    7,919,500
                   New York City G.O.,
A-      5,000        6.54%, 03/15/02 .............................    5,017,650
A-      5,000        7.125%, 08/15/02 ............................    5,101,650
A-      5,000        7.34%, 04/15/02 .............................    5,118,350
BBB+    1,235      New York St. Environ. Fac. Auth.,
                     6.73%, 09/15/02 .............................    1,243,262
AAA     1,950      San Francisco California
                     International Airport,
                     6.35%, 05/01/02 .............................    1,958,736
AA      1,000      St. Josephs Health System California,
                     G.O., 7.13%, 07/01/02 .......................    1,022,260
                                                                    -----------
                                                                     36,985,402
                                                                    -----------
                   CORPORATE BONDS--26.1%
                   BANKING & FINANCE--11.8%
A3    $ 4,900      Ahmanson HF & Co.,
                     8.25%, 10/01/02 .............................  $ 5,114,571
A3      1,700      Amsouth Bancorp.,
                     6.75%, 11/01/25 .............................    1,681,691
A+      5,000      Goldman Sachs Group L P,
                     6.25%, 02/01/03** ...........................    4,935,808
                   Lehman Brothers Holdings Inc.,
A       5,000        6.625%, 12/27/02 ............................    4,944,850
A         875        6.75%, 09/24/01 .............................      873,574
A       5,000        7.25%, 04/15/03 .............................    5,034,300
AA-     1,665      Merrill Lynch & Co. Inc.,
                     5.75%, 11/04/02 .............................    1,631,783
                   Nationsbank Corp.,
Aa2     5,000        6.65%, 04/09/02 .............................    5,027,450
Aa2     5,000        7.00%, 09/15/01 .............................    5,076,250
                   Paine Webber Group Inc.,
BBB+    2,190        7.875%, 02/15/03 ............................    2,256,269
BBB+    7,790        8.25%, 05/01/02 .............................    8,088,669
                   Salomon Smith Barney Holdings Inc.,
Aa3     3,000        5.875%, 02/01/01 ............................    2,983,890
Aa3     1,500        7.00%, 05/15/00 .............................    1,515,090
Aa3     4,500        7.98%, 03/01/00 .............................    4,564,620
A-      8,500      Transamerica Finance Corp.,
                     6.75%, 06/01/00 .............................    8,556,185
                                                                    -----------
                                                                     62,285,000
                                                                    -----------
                   INDUSTRIAL--4.7%
A       1,000      Bass America Inc.,
                     8.125%, 03/31/02 ............................    1,041,040
A1      1,000      Ford Motor Credit Co.,
                     8.00%, 06/15/02 .............................    1,040,870
Baa2    5,425      Jones Apparel Group Inc.,
                     6.25%, 10/01/01 .............................    5,336,735
BBB+    5,000      Norfolk Southern Corp.,
                     6.95%, 05/01/02 .............................    5,063,600
Baa1    5,265      Raytheon Co.,
                     6.45%, 08/15/02 .............................    5,264,052
AA-     4,000      TCI Communications Inc.,
                     9.25%, 04/15/02 .............................    4,295,040
Baa1    2,700      Tenneco Inc.,
                     8.075%, 10/01/02 ............................    2,777,139
                                                                    -----------
                                                                     24,818,476
                                                                    -----------
                 UTILITY--2.7%
A3      5,000@@    Columbia Energy Group.,
                     6.610%, 11/28/02 ............................    4,994,750
A3      5,000      MCI Worldcom Inc.,
                     6.125%, 04/15/02 ............................    4,951,950
A       4,000      360 Communications,
                     7.125%, 03/01/03 ............................    4,077,920
                                                                    -----------
                                                                     14,024,620
                                                                    -----------

                       See Notes to Financial Statements.

-------------------------------------------------------------------------------
     PRINCIPAL
       MOUNT                                                             VALUE
RATING (000)              DESCRIPTION                                   (NOTE 1)
-------------------------------------------------------------------------------
                   YANKEE--6.9%
Aa1    $5,000@@    African Development Bank,
                     7.75%, 12/15/01 .............................  $ 5,182,400
N/R     6,029      Banamex Remittance Master Trust,
                     Ser. 1996-1, 7.57%, 01/01/01**. .............    6,018,142
A3      5,000      Corporacion Andina De Fome,
                     7.10%, 02/01/03 .............................    4,890,350
BBB-    3,500      Empresa  Elec. Guacolda SA,
                     7.95%, 04/30/03 (Chile)** ...................    3,179,930
BBB+    1,650      Empresa  Elec. Pehuenche,
                     7.30%, 05/01/03 (Chile) .....................    1,594,054
BBB-    2,000      Korea Development Bank,
                     6.50%, 11/15/02 .............................    1,947,400
BBB-    5,000      Telecom Argentina,
                     9.75%, 07/12/01** ...........................    4,993,750
BBB-    5,000      Transpatadora de Gas Tragas,
                     10.25%, 04/25/01 (Argentina) ................    5,025,000
A-      3,248      YPF Sociedad Anonima,
                     7.50%, 10/26/02 (Argentina) .................    3,266,811
                                                                    -----------
                                                                     36,097,837
                                                                    -----------
                   Total corporate bonds .........................  137,225,933
                                                                    -----------
                   UNITED STATES GOVERNMENT
                   SECURITIES--0.1%
          535      United States Treasury Note
                     6.125%, 08/15/07 ............................      540,767
                                                                    -----------
     NOTIONAL
      AMOUNT
      (000)
     -------
                   CALL OPTIONS PURCHASED--0.2%
      $68,000      Interest Rate Swap,
                     3 Month LIBOR over 5.85%,
                     expires 08/07/00 ............................      563,669
       85,000      Interest Rate Swap,
                     3 Month LIBOR over 5.60%,
                     expires 08/07/00 ............................      455,864
                                                                    -----------
                                                                      1,019,533
                                                                    -----------
                   Total long-term investments
                     (cost $616,914,158) .........................  608,634,976
                                                                    -----------
     PRINCIPAL
      AMOUNT
      (000)
     -------
                   SHORT-TERMINVESTMENTS--4.8%
                   UNITED STATES GOVERNMENT AGENCY
      $25,160      Federal Home Loan Mortgage Corp.,
                     4.60%, due 07/01/99
                    (amortized cost $25,160,000) .................   25,160,000
                                                                    -----------
                   Total investments before
                     outstanding call option written
                     and investments sold short--120.6%
                    (cost $642,074,158) ..........................  633,794,976
                                                                    -----------
                   Call Option Written--(0.0%)
    $(136,000)      Interest Rate Swap,
                     3 Month LIBOR over 5.50%,
                     expires  08/10/99
                     (premium received $833,000) ................. $       (299)
                                                                    -----------

     Principal
      Amount
      (000)
     -------

                   Investments Sold Short--(13.1%)
     $(75,000)     U.S. Treasury Bond,
                     5.25%, 02/15/29 .............................  (67,383,000)
       (1,700)     U.S. Treasury Note,
                     4.75%, 11/15/08 .............................   (1,561,076)
                                                                    -----------
                     (proceeds received
                     $67,894,210) ................................  (68,944,076)
                                                                    -----------

                   Total investments net of
                     call option written and
                     investments sold
                     short--107.5%
                     (cost $573,346,948)                            564,850,601

                   Liabilities in excess of other
                     assets--(7.5%)                                (39,186,205)
                                                                   ------------
                   NET ASSETS--100%                                $525,664,396
                                                                   ============


-------------------------------------------------------------------------
   *  Using the higher of Standard & Poor's, Moody's or Fitch's rating.
  **  Securities restricted as to resale.
 *** Illiquid securities representing 1.1% of portfolio assets.
   + Partial principal amount pledged as collateral for reverse repurchase agreements. See Note 4.
  ++ Entire principal amount pledged as collateral for reverse repurchase agreements.  See Note 4.
   @ Partial principal amount pledged as collateral for financial futures contracts.
  @@ Entire principal amount pledged as collateral for financial futures contracts.

-------------------------------------------------------------
                    KEY TO ABBREVIATIONS
       ARM -- Adjustable Rate Mortgage
       CMO -- Collateralized Mortgage Obligation
      G.O. -- General Obligation
     LIBOR -- London InterBank Offer Rate
     REMIC -- Real Estate Mortgage Investment Conduit

-------------------------------------------------------------

                       See Notes to Financial Statements.

-------------------------------------------------------------------------------
BGT Subsidiary, Inc.
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999 (UNAUDITED)
-------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $642,074,158)
  (Note 1) ....................................................... $633,794,976
Deposit with broker for investments
  sold short (Note 1) ............................................   69,524,250
Interest receivable    6,108,992
Receivable for investments sold ..................................    5,172,732
Unrealized appreciation on interest rate swap
  (Note 1 & 3) ...................................................        2,543
                                                                   ------------
                                                                    714,603,493
                                                                   ------------
LIABILITIES
Reverse repurchase agreement (Note 4) ............................  108,289,500
Investments sold short, at value
  (proceeds $67,894,210) (Note 1) ................................   68,944,076
Interest payable .................................................    2,174,037
Payable for investments purchased ................................    6,495,786
Due to custodian .................................................      559,925
Due to broker-variation margin ...................................      539,607
Swap option written, at value
  (proceeds $833,000) (Note 1) ...................................          299
Due to parent (Note 2) ...........................................    1,935,867
                                                                   ------------
                                                                    188,939,097
                                                                   ------------
NET ASSETS ....................................................... $525,664,396
                                                                   ============

Net assets were comprised of:
  Common stock, at par (Note 5) ..................................    $ 575,106
  Paid-in capital in excess of par ...............................  518,385,785
                                                                   ------------
                                                                    518,960,891

  Undistributed net investment income ............................   10,470,827
  Accumulated net realized gain ..................................    5,529,972
  Net unrealized depreciation ....................................   (9,297,294)
                                                                   ------------
  Net assets, June 30, 1999 ...................................... $525,664,396
                                                                   ============

Net asset value per share:
  ($525,664,396 / 57,510,639 shares of
  common stock issued and outstanding) ...........................        $9.14
                                                                          =====

-------------------------------------------------------------------------------
BGT Subsidiary, Inc.
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)
-------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
  Interest (net of premium amortization of
    $585,517, and interest expense of
    $2,640,949) ..................................................  $28,422,729
                                                                    -----------
Operating expenses
  Investment advisory ............................................    1,216,703
  Administration .................................................      337,973
  Directors ......................................................       59,000
  Audit ..........................................................       52,000
  Custodian ......................................................       40,000
  Legal ..........................................................       14,000
  Miscellaneous ..................................................       96,190
                                                                    -----------
    Total operating expenses .....................................    1,815,866
                                                                    -----------
  Net investment income before excise tax ........................   26,606,863
    Excise tax ...................................................      120,000
                                                                    -----------
  Net investment income ..........................................   26,486,863
                                                                    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS (NOTE 3)
Net realized gain (loss) on:
  Investments ....................................................     (621,855)
  Futures ........................................................   (3,177,875)
  Short sales ....................................................      458,496
  Swaps ..........................................................     (304,247)
                                                                    -----------
                                                                     (3,645,481)
                                                                    -----------
Change in net unrealized appreciation (depreciation) on:
  Investments ....................................................  (25,448,877)
Options written ..................................................    3,019,445
  Futures ........................................................   (1,026,185)
  Short sales ....................................................   (1,055,018)
  Swaps ..........................................................     (463,394)
                                                                    -----------
                                                                    (24,974,029)
                                                                    -----------

Net loss on investments ..........................................  (28,619,510)
                                                                    -----------
NET DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS ................................................  $(2,132,647)
                                                                    ===========


                       See Notes to Financial Statements.

-------------------------------------------------------------------------------
BGT Subsidiary, Inc.
STATEMENT OF CASH FLOWS
SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)
-------------------------------------------------------------------------------

RECONCILIATION OF NET DECREASE IN
  NET ASSETS RESULTING FROM
  OPERATIONS TO NET CASH FLOWS
  PROVIDED BY OPERATING ACTIVITIES
Net decrease in net assets resulting from operations ............. $ (2,132,647)
                                                                   ------------
Decrease in investments ..........................................   22,657,256
Net realized loss ................................................    3,645,481
Decrease in unrealized  appreciation .............................   24,974,029
Decrease in unrealized appreciation  on interest
  rate swap ......................................................      463,394
Decrease in receivable for investments sold ......................   32,968,977
Decrease in receivable for variation margin ......................      674,950
Increase in interest receivable (306,512)
Decrease in payable for investments purchased ....................  (77,332,244)
Decrease in  swap option written .................................   (3,019,445)
Increase in deposits with broker for short sales .................  (67,796,625)
Increase in payable for securities sold short ....................   67,230,799
Increase in interest payable .....................................    1,512,917
Increase in accrued expenses and other
  liabilities ....................................................    1,712,532
                                                                  -------------
  Total adjustments ..............................................    7,385,509
                                                                  -------------
Net cash flows provided by operating activities .................. $  5,252,862
                                                                  =============
Increase (Decrease) in Cash
Net cash flows provided by operating activities .................. $  5,252,862
                                                                  -------------
Cash flows used for financing activities:
  Increase in reverse repurchase agreements ......................   14,577,150
  Cash dividends paid ............................................  (20,000,000)
                                                                  -------------
Net cash flows used for financing activities .....................   (5,422,850)
                                                                  -------------
  Net decrease in cash ...........................................     (169,988)
Cash at beginning of period ......................................      169,988
                                                                  -------------
Cash at end of period ............................................ $         --
                                                                  =============

-------------------------------------------------------------------------------
BGT Subsidiary, Inc.
STATEMENT OF CHANGES
IN NET ASSETS (UNAUDITED)
-------------------------------------------------------------------------------
                                                                 For the period
                                                                   October 31,
                                                Six Months Ended   1998*, to
                                                     June 30,     December 31,
                                                       1999           1998
                                                  --------------   -----------
Increase (Decrease) in Net Assets

Operations:


  Net investment income ..........................   $26,486,863    $ 3,983,964


  Net realized gain (loss)
    on investments ...............................    (3,645,481)     9,175,453


  Net change in unrealized
    appreciation .................................   (24,974,029)    15,676,735
                                                     -----------    -----------


  Net increase (decrease) in net
    assets resulting from
    operations ...................................    (2,132,647)    28,836,152


  Dividends from
    net investment income ........................   (20,000,000)            --


  Transfer of assets from
    BlackRock Strategic Term Trust
    in exchange for shares issued ................            --    518,960,891
                                                     -----------    -----------

  Total increase (decrease) ......................   (22,132,647)   547,797,043



Net Assets

Beginning of period ..............................   547,797,043             --
                                                     -----------    -----------

End of period ....................................  $525,664,396   $547,797,043
                                                     ===========    ===========

---------------------------------------
*Commencement of investment operations.

                       See Notes to Financial Statements.

-------------------------------------------------------------------------------
BGTSubsidiary, Inc.
Financial Highlights (Unaudited)
-------------------------------------------------------------------------------

                                                                                                                For the Period
                                                                                                                  October 31,
                                                                                            Six Months Ended        1998* to
                                                                                                 June 30,          December 31,
                                                                                                   1999                1998
                                                                                             ---------------      ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ................................................           $  9.53              $ 9.02
                                                                                                -------              ------
  Net investment income (net of interest expense of $0.05 and $0.01, respectively) ..              0.46                0.07
  Net realized and unrealized gain (loss) ...........................................             (0.50)               0.44
                                                                                                -------              ------
Net increase (decrease) from investment operations ..................................             (0.04)               0.51
                                                                                                -------              ------
Dividends from net investment income ................................................             (0.35)                 --
                                                                                                -------              ------
Net asset value, end of period ......................................................           $  9.14              $ 9.53
                                                                                                =======              ======
TOTAL INVESTMENT RETURN:+ ...........................................................            (0.42%)               5.65%
                                                                                                =======              ======
RATIOS TO AVERAGE NET ASSETS:
Operating Expenses** ................................................................              0.67%++             0.66%++
Net Investment Income ...............................................................              9.80%++             4.37%++
SUPPLEMENTAL DATA:
Average net assets (000) ............................................................          $543,744            $543,706
Portfolio turnover rate .............................................................                11%                  2%
Net assets, end of period (000) .....................................................          $525,664            $547,797
Reverse repurchase agreements
  outstanding, end of period (000) ..................................................          $108,290            $ 93,712
Asset coverage+++ ...................................................................           $ 5,854            $  6,846

----------
   *  Commencement of investment operations.
  ** The ratio of operating expenses, including interest expense, to average net assets was 1.65%++ and 1.55%++ for the periods indicated above, respectively. The ratio of operating expenses, including interest expense & excise tax, to average net assets was 1.69%++ and 1.72%++ for the periods indicated above, respectively.
   + This entity is not publicly traded and therefore total investment return is calculated assuming a purchase of common stock at the current net asset value on the first day and a sale at the current net asset value on the last day of each period reported. Total investment returns for periods of less than one full year are not annualized.
  ++ Annualized.
 +++ Per $1,000 of reverse repurchase agreements outstanding.

The information above represents the unaudited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements.


                       See Notes to Financial Statements.

-------------------------------------------------------------------------------
BGT Subsidiary, Inc.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
-------------------------------------------------------------------------------

NOTE 1. ORGANIZATION &
ACCOUNTING
POLICIES

BGT Subsidiary, Inc, (the "Trust") was incorporated under the laws of the State of Maryland on August 10, 1998, and is a diversified closed-end management investment company.The Trust was incorporated solely for the purpose of receiving all or a substantial portion of the assets of the BlackRock Strategic Term Trust Inc. ("BGT"), incorporated under the laws of the State of Maryland and as such, is a wholly-owned subsidiary of BGT. The Trust's investment objective is to manage a portfolio of investment grade fixed income securities while providing cash flow definition to BGT. No assurance can be given that the Trust's investment objective will be achieved.

   The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: The Trust values mortgage-backed, asset-backed and other debt securities, interest rate swaps, caps, floors and non-exchange traded options on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on the applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades unless the Trust's Board of Directors determines that such price does not reflect its fair value, in which case it will be valued at its fair value as determined by the Trust's Board of Directors. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

   Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase is 60 days or less. Short-term securities with a term to maturity greater than 60 days from the date of purchase are valued at current market quotations until maturity.

   In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

OPTION SELLING/PURCHASING: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

   Options, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

   Option selling and purchasing is used by the Trust to effectively "hedge" positions, or collections of positions, so that changes in interest rates do not change the duration of the portfolio unexpectedly. In general, the Trust uses options to hedge a long or short position or an overall portfolio that is longer or shorter than the benchmark security. A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. Put options can be purchased to effectively hedge a position or a portfolio against price declines if a portfolio is long. In the same sense, call options can be purchased to hedge a portfolio that is shorter than its benchmark against price changes. The Trust can also sell (or write) covered call options and put options to hedge portfolio positions.

   The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, as with futures contracts, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

INTEREST RATE SWAPS: In a simple interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Interest rate swaps were conceived as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) overtime.

   During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by "marking-to-market" to reflect the market value of the swap. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract, if any.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the swap. However, the Trust does not anticipate non-performance by any counterparty.

SWAP OPTIONS: Swap options are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option. Premiums received or paid from writing or purchasing options are recorded as liabilities or assets and are subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expires unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commission, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or loss on investment transactions

   The main risk that is associated with purchasing swap options is that the swap option expires without being exercised. In this case, the option expires worthless and the premium paid for the swap option is considered the loss. The main risk that is associated with the writing of a swap option is the market risk of an unfavorable change in the value of the interest rate swap underlying the written swap option.

   Swap options may be used by the Trust to manage the duration of the Trust's portfolio in a manner similar to more generic options described above.

FINANCIAL FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period that the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

   Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust can effectively "hedge" positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

   The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is also at the risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market. In addition, since futures are used to shorten or lengthen a portfolio's duration, there is a risk that the portfolio may have temporarily performed better without the hedge or that the Trust may lose the opportunity to realize appreciation in the market price of the underlying positions.

SHORT SALES: The Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount will be recognized upon the termination of a short sale if the market price is less or greater than the proceeds originally received.

SECURITIES LENDING: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Trust may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the form of interest on the loan. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust.

   Interest Rate Caps: Interest rate caps are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the excess, if any, of a floating rate over a specified fixed or floating rate.

   Interest rate caps are intended to both manage the duration of the Trust's portfolio and its exposure to changes in short term rates. Owning interest rate caps reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The effect on income invokes protection from rising short term rates, which the Trust experiences primarily in the form of leverage.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate cap. However, the Trust does not anticipate non-performance by any counterparty.

   Transaction fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate cap. The asset or liability is subsequently adjusted to the current market value of the interest rate cap purchased or sold. Changes in the value of the interest rate cap are recognized as unrealized gains and losses.

INTEREST RATE FLOORS: Interest rate floors are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the deficiency, if any, of a floating rate under a specified fixed or floating rate.

   Interest rate floors are used by the Trust to both manage the duration of the portfolio and its exposure to changes in short-term interest rates. Selling interest rate floors reduces the portfolios duration, making it less sensitive to changes in interest rates from a market value perspective. The Trust's leverage provides extra income in a period of falling rates. Selling floors reduces some of that advantage by partially monetizing it as an up front payment which the Trust receives.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate floor. However, the Trust does not anticipate non-performance by any counterparty.

   Transactions fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate floor. The asset or liability is subsequently adjusted to the current market value of the interest rate floor purchased or sold. Changes in the value of the interest rate floor are recognized as unrealized gains and losses.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis, and the Trust accretes discount and amortizes premium on securities purchased using the interest method.

TAXES: It is the Trust's intention to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required. As part of the tax planning strategy, the Trust may retain a portion of its taxable income and pay an excise tax on the undistributed amounts.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2. AGREEMENTS

The Trust has an Investment Advisory Agreement with BlackRock Financial Management Inc. (the "Adviser"), a wholly-owned corporate subsidiary of BlackRockAdvisors, Inc., which is an indirect majority-owned subsidiary of PNC Bank, N.A., and an Administration Agreement with MorganStanley Dean Witter Advisors Inc. ("MSDWA"), formerly DeanWitter InterCapital, Inc.

   The Trust reimburses BGT for its pro-rata share of applicable expenses, including investment advisory and administrative fees, in an amount equal to the proportionate amount of average net assets which are held by the trust relative to the average net assets of BGT.

NOTE 3. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments, and dollar rolls for the six months ended June 30, 1999 aggregated $67,410,881 and $8,830,941 respectively.

   The Trust may invest up to 60% of its total assets in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities"). At June 30, 1999, the Trust held 13% of its portfolio assets in securities restricted as to resale.

   The Trust may from time to time purchase in the secondary market certain mortgage pass-through securities packaged or master serviced by PNC Mortgage Securities Corp. (or Sears Mortgage if PNC Mortgage Securities Corp. succeeded to rights and duties of Sears) or mortgage related securities containing loans or mortgages originated by PNC Bank or its affiliates, including Midland Loan Services, Inc. It is possible under certain circumstances, PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc. could have interests that are in conflict with the holders of these mortgage-backed securities, and such holders could have rights against PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc.

   The federal income tax basis of the Trust's investments at December 31, 1998 was substantially the same as the basis for financial reporting, and, accordingly, net unrealized depreciation for federal income tax purposes was $8,279,182 (gross unrealized appreciation--$15,413,221; gross unrealized depreciation--$23,692,403).

   Details of open financial futures contracts at June 30, 1999 is as follows:

                                          Value at        Value at
Number of                  Expiration       Trade         June 30,   Unrealized
Contracts         Type        Date          Date            1999    Depreciation
--------         -----     ----------     --------        --------  ------------
Short position:
 (750)       30 Yr. T-Bond  Sep. 1999   $(86,126,197)  $(86,929,688) $(803,491)

   The Trust has no open interest rate caps as of June 30, 1999.

   Details of open interest rate swaps at June 30, 1999 are as follows:

Notional                       Floating/
 Amount                         Fixed       Floating   Termination   Unrealized
  (000)        Type             Rate          Rate        Date     Appreciation
--------  --------------   ------------   ------------ ----------  ------------
35,000    Floating Rate    3 Mo. T-Bill   3 Mo. LIBOR    9/10/03      $1,463
                            +80.25 bps
30,000    Floating Rate    3 Mo. T-Bill   3 Mo. LIBOR    9/10/03       1,080
                           +81.75 bps                                 ------
                                                                      $2,543
                                                                      ======

NOTE 4. BORROWINGS

REVERSE REPURCHASE AGREEMENTS: The Trust may enter into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Trust's board of directors. Interest on the value of the reverse repurchase agreements issued and outstanding will be based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the lender the value of which at least equals the principal amount of the reverse repurchase transaction, including accrued interest.

   The average daily balance of reverse repurchase agreements outstanding for the six months ended June 30, 1999 was $106,951,884 at a weighted average interest rate of approximately 4.91%. The maximum amount of reverse repurchase agreements outstanding at any month-end during the period ended June 30, 1999 was $116,749,000 as of March 31, 1999 which was 17.5% of total assets.

DOLLAR ROLLS: The Trust may enter into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust will be compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date.

   The average monthly balance of dollar rolls outstanding for the six months ended June 30, 1999 was approximately $7,500,000. The maximum amount of dollar rolls outstanding at any month end during the period was $45,393,750 as of January 31, 1999 which was 6.52% of total assets.

Note 5. Capital

There are 200 million shares of $.01 par value common stock authorized. BGT owned all of the 57,510,639 shares outstanding at June 30, 1999.

BlackRock

Directors
Laurence D. Fink, Chairman
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

Officers
Ralph L. Schlosstein, President
Scott Amero, Vice President
Keith T. Anderson, Vice President
Michael C. Huebsch, Vice President
Robert S. Kapito, Vice President
Richard M. Shea, Vice President/Tax
Henry Gabbay, Treasurer
James Kong, Assistant Treasurer
Karen H. Sabath, Secretary

Investment Adviser
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM

Administrator
Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, NY 10048
(800) 729-8855

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

Transfer Agent
Morgan Stanley Dean Witter FSB
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311-3977
(800) 526-3143

Independent Auditors
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY 10022

   The accompanying financial statements as of June 30, 1999 were not audited and accordingly, no opinion is expressed on them.

   This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.

                               BGT Subsidiary, Inc.
                  c/o Morgan Stanley Dean Witter Advisors Inc.
                                   71st Floor
                             Two World Trade Center
                               New York, NY 10048
                          Call toll free (800) 227-7BFM




[Recycle Logo]Printed on recycled paper                              9247P-10-8


BGT Subsidiary, Inc.
--------------------
Semi-Annual Report
June 30, 1999